Allstate Life Insurance Company

Allstate Life Insurance Company Variable Annuity Account

Supplement, dated March 31, 2008, to

The Allstate PRM Variable Annuity Prospectus

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable annuity contracts issued by Allstate Life Insurance Company.

We have received notice that the Board of Trustees of the Rydex Variable Trust has approved the following fund name change:

Effective April 1, 2008, the name of the Rydex VT OTC Fund will be changed to the Rydex VT NASDAQ-100® Fund.

Due to this name change, the corresponding Rydex VT OTC Sub-Account available for your product will change its name to the Rydex VT NASDAQ-100® Sub-Account effective April 1, 2008.

The name change does not in any way affect the investment objective of the Fund, which remains unchanged, or the manner in which the investment advisor manages the fund.

Please keep this supplement for future reference together with your prospectus.